UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2020 (March 31, 2020)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 31, 2020, Agree Realty Corporation, a Maryland corporation (the “Company”), and Agree Limited Partnership, a Delaware limited partnership, for which the Company is the sole general partner, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Jefferies LLC as representatives of the several underwriters listed on Schedule I attached thereto (the “Underwriters”), relating to the issuance and sale of 2,875,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share, which includes 375,000 shares issued pursuant to the option granted by the Company to the Underwriters as described below. The Company granted the Underwriters a 30-day option to purchase up to an additional 375,000 shares of common stock, which the Underwriters elected to exercise in full on March 31, 2020.

The offering closed on April 2, 2020 and resulted in net proceeds to the Company of approximately $170.4 million, after deducting the underwriting discount and the estimated offering expenses payable by the Company. The Company issued the Shares pursuant to the Company’s registration statement on Form S-3 (File No. 333-218476) which became effective upon filing with the Securities and Exchange Commission on June 2, 2017. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated as of March 31, 2020, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and Citigroup Global Markets Inc. and Jefferies LLC as representatives of the several underwriters listed on Schedule I attached thereto, on the other hand
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued
8.1	Opinion of Honigman LLP as to certain tax matters
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Honigman LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: April 2, 2020	By:	/s/ Clayton R. Thelen
Clayton R. Thelen Chief Financial Officer and Secretary